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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):  April 30, 1999
                                                             ---------------


                           PALATIN TECHNOLOGIES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware         0-22686   95-4078884
-----------------    -----------          -------------------
(State or other      (Commission          (IRS Employer
  jurisdiction       File Number)         Identification No.)
of incorporation)



   214 Carnegie Center, Suite 100, Princeton, New Jersey       08540
  -------------------------------------------------------   ----------
        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 520-1911

                                 Not Applicable
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

           At various times in March 1999, Palatin Technologies, Inc. sold in a private placement an aggregate of 514,215 shares of common stock, $.01 par value, and 565,629 warrants. Each warrant is exercisable for one share of common stock at an exercise price equal to the per share common stock purchase price. The common stock purchase price, which was based on the average closing bid price for the five business days immediately prior to the respective closing dates, ranged from $4.48 per share to $5.06 per share. The private placement, which terminated on April 30, 1999, was made to accredited investors pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. We received net proceeds of approximately $2,044,000, which will be used for working capital and research and development programs.

           In connection with the private placement, we paid compensation to third parties consisting of an aggregate of $222,370 in cash and agreed to issue five-year warrants to purchase an aggregate of 114,075 shares of common stock at not less than the exercise prices of the warrants sold in the private placement. A portion of such compensation was paid to Paramount Capital, Inc. Lindsay A. Rosenwald, M.D., a beneficial owner of more than 10% of our common stock and Series A convertible preferred stock, is the president of Paramount Capital, Inc. Michael S. Weiss, who was a member of our board of directors until April 15, 1999, was the Senior Managing Director of Paramount Capital, Inc. until April 15, 1999. The warrants were sold pursuant to the exemption from registration provided by section 4(2) of the Securities Act of 1933, as amended.

           The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. We have agreed to file, not later than May 29, 1999, at our expense, a registration statement under the Securities Act of 1933, as amended, registering for resale the common stock (including the common stock underlying the warrants) sold in connection with the private placement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          c)    Exhibits

                     10.43    Form of Warrant

                     10.44    Form of Registration Rights Agreement


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PALATIN TECHNOLOGIES, INC.

                                        By    /s/ Stephen T. Wills
                                           ---------------------------
                                           Name:  Stephen T. Wills
                                           Title: Vice President and
                                                  Chief Financial Officer
Date: May 5, 1999
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